SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 16, 1997





                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  33-90998-01              59-3295394
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574








ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of April 18, 1997, CNL XVIII had received subscription proceeds of $17,978,530 (1,797,853 Units) from 858 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From April 3, 1997 through April 18, 1997, CNL XVIII acquired two Properties. The Properties are a Boston Market Property (in San Antonio, Texas) and an On The Border Property (in San Antonio, Texas).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease.
Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of these Properties, which are to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         In connection with the acquisition of the On The Border Property, which is building only, CNL XVIII has also entered into a tri-party agreement with the lessee and the landlord of the land in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.

         The following table sets forth the location of the two Properties, including one Property consisting of land and building and one Property consisting of building only, acquired by CNL XVIII from April 3, 1997 through April 18, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                      -1-



                                            PROPERTY ACQUISITIONS
                                  From April 3, 1997 through April 18, 1997
                                                           Lease Expira-
Property Location and             Purchase       Date        tion and         Minimum                           Option
Competition                       Price (1)    Acquired   Renewal Options  Annual Rent (2)  Percentage Rent   To Purchase
---------------------           ------------   --------   ---------------  ---------------  ---------------   -----------

BOSTON MARKET                   $621,595       04/16/97   04/2012; five    10.38% of Total  for each lease    at any time
(the "San Antonio #1            (excluding                five-year        Cost (4);        year after the    after the
Property")                      development               renewal options  increases by     fifth lease       fifth lease
Restaurant to be constructed    costs) (3)                                 10% after the    year, (i) 4% of   year
                                                                           fifth lease      annual gross
The San Antonio #1 Property is                                             year and after   sales minus
located at the northwest                                                   every five       (ii) the
quadrant of San Pedro Avenue                                               years            minimum annual
and West Maplewood Lane, in                                                thereafter       rent for such
San Antonio, Bexar County,                                                 during the       lease year
Texas, in an area of mixed                                                 lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the San Antonio
#1 Property include a KFC, a
McDonald's, and several local
restaurants.

ON THE BORDER (5)               $182,459       04/17/97   (6); three       13.64% of Total  for each lease    at any time
(the "San Antonio #2            (excluding                five-year        Cost (4); (7)    year, (i) 4% of   after the
Property")                      development               renewal options                   annual gross      tenth lease
Restaurant to be constructed    costs) (3)                                                  sales minus       year
                                                                                            (ii) the
The San Antonio #2 Property is                                                              minimum annual
located along the east side of                                                              rent for such
Interstate Highway 10, north                                                                lease year (8)
of Huebner Oaks Road, in San
Antonio, Bexar County, Texas,
in an area of mixed retail,
commercial, and residential
development.



                                                     -2-





FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, once the buildings are constructed, is set forth below:

      Property                      Federal Tax Basis
      --------                      -----------------

      San Antonio #1 Property         $  284,000
      San Antonio #2 Property          1,251,000

(2) Minimum annual rent for the San Antonio #1 Property will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the San Antonio #2 Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Antonio #1 Property, as described above, interim rent equal to 10.38% per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Antonio #2 Property, as described above, the tenant shall pay monthly "interim rent" equal to 11 percent per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVIII (including the purchase price of the land, (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                         Estimated Final
      Property                Estimated Maximum Cost     Completion Date
      --------                ----------------------     ---------------

      San Antonio #1 Property      $  860,388            October 13, 1997
      San Antonio #2 Property       1,213,504            October 14, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) CNL XVIII owns the building only for this Property. CNL XVIII does not own the underlying land; although, CNL XVIII has entered into a tri-party agreement with the lessee and the landlord of the land in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.

(6) The lease term shall expire upon the later of (i) the date 15 years from the date of closing, (ii) the expiration of the original term of the ground lease, or (iii) the earlier termination of the ground lease.



                                      -3-








(7) Annual rent shall increase after every five years during the lease term by the lesser of (i) 10% of the minimum annual rent during the preceding year or (ii) 150% of the change in the Consumer Price Index.

(8) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).




                                      -4-






                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVIII, LTD.
                          GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM
                                    APRIL 3, 1997 THROUGH APRIL 18, 1997
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVIII from April 3, 1997 through April 18, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.



                                            Boston Market           On The Border
                                         San Antonio, TX (5)     San Antonio, TX (5)      Total
                                         -------------------     -------------------    --------

Pro Forma Estimate of Taxable Income:

Base Rent (1)                                  $ 89,308                $131,808         $221,116

Management Fees (2)                                (893)                 (1,318)          (2,211)

General and Administrative Expenses (3)          (4,465)                 (6,590)         (11,055)
                                               --------                --------         --------

Estimated Cash Available from Operations         83,950                 123,900          207,850

Depreciation Expense (4)                         (7,098)                (31,277)         (38,375)
                                               --------                --------         --------

Pro Forma Estimate of Taxable Income of
  CNL XVIII                                    $ 76,852                $ 92,623         $169,475
                                               ========                ========         ========



                                                See Footnotes

                                                     -5-





FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      San Antonio #1 Property    October 13, 1997
      San Antonio #2 Property    October 14, 1997



                                      -6-







ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.



                                      -6-








                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of December 31, 1996                     10

   Pro Forma Statement of Income for the year ended
     December 31, 1996                                                 11

   Notes to Pro Forma Financial Statements as of
     December 31, 1996                                                 12

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $8,421,815 in gross offering proceeds from the sale of 842,182 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire two properties, one of which was under construction at December 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $9,556,715 in gross offering proceeds from the sale of 955,671 additional Units during the period January 1, 1997 through April 18, 1997, and
(iii) the application of such funds and $2,897,280 of cash and cash equivalents at December 31, 1996, to purchase nine additional properties during the period January 1, 1997 through April 18, 1997, (five of which are under construction and consist of land and building, one property which is under construction and consists of building only, two properties which consist of land and building and one property which consists of building only), to pay additional construction costs for the property under construction at December 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of December 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Statement of Income for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statement of Income for the properties owned by CNL XVIII as of April 18, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996



                                                   Pro Forma
          ASSETS                    Historical    Adjustments      Pro Forma
                                    ----------  ---------------   -----------

Land and building on operating
  leases, less accumulated
  depreciation                      $1,530,768  $ 8,397,996 (a)   $ 9,928,764
Net investment in direct
  financing leases (b)                      -     3,173,358         3,173,358
Cash and cash equivalents            5,371,325   (2,897,280)(a)     2,474,045
Receivables                              3,711                          3,711
Organization costs, less
  accumulated amortization               9,589                          9,589
Other assets                           324,931     (165,046)(a)       159,885
                                    ----------  -----------       -----------

                                    $7,240,324  $ 8,509,028       $15,749,352
                                    ==========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $  104,514  $  (104,514)(a)   $        -
Distributions payable                   55,708                         55,708
Due to related parties                  83,889      (83,069)(a)           820
                                    ----------  -----------       -----------
    Total liabilities                  244,111     (187,583)           56,528

Partners' capital                    6,996,213    8,696,611 (a)    15,692,824
                                    ----------  -----------       -----------

                                    $7,240,324  $ 8,509,028       $15,749,352
                                    ==========  ===========       ===========



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======


Net Income Per Limited Partner Unit       $  0.05                   $  0.05
                                          =======                   =======


Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $9,556,715 from the sale of 955,671 Units during the period January 1, 1997 through April 18, 1997, and $2,897,280 of cash and cash equivalents at December 31, 1996, used (i) to acquire nine properties for $9,990,527, (ii) to fund estimated construction costs of $985,729 relating to the property under construction at December 31, 1996, (iii) to pay acquisition fees and other costs of $462,600 ($6,508 of which was accrued as accounts payable at December 31, 1996 and $26,040 of which was accrued as due to related parties at December 31, 1996) and reclassify from other assets $165,046 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $1,015,139 ($98,006 of which was accrued as accounts payable at December 31, 1996 and $57,029 of which was accrued as due to related parties at December 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:


                                                   Estimated purchase
                                                    price (including
                                                    construction and     Acquisition
                                                   closing costs) and        fees
                                                     additional con-      allocated
                                                     struction costs     to property       Total
                                                   ------------------    -----------    -----------

      Jack in the Box in Echo Park, CA                 $ 1,257,223       $    68,163    $ 1,325,386
      Jack in the Box in Hendersonville, NV              1,066,175            57,805      1,123,980
      Jack in the Box in Centerville, TX                   758,658            41,132        799,790
      Golden Corral in Galveston, TX                     1,359,566            73,711      1,433,277
      Boston Market in Raleigh, NC                       1,225,886            66,463      1,292,349
      Black-eyed Pea in Atlanta, GA                        616,110            33,404        649,514
      Golden Corral in Stow, OH                          1,668,863            90,480      1,759,343
      Boston Market in San Antonio, TX                     851,302            46,154        897,456
      On The Border in San Antonio, TX                   1,186,744            64,342      1,251,086
      One property under construction at
        December 31, 1996                                  985,729            53,444      1,039,173
                                                       -----------       -----------    -----------

                                                       $10,976,256       $   595,098    $11,571,354
                                                       ===========       ===========    ===========

      Adjustment classified as follows:
        Land and buildings on operating leases                                          $ 8,397,996
        Net investment in direct financing leases                                         3,173,358
                                                                                        -----------

                                                                                        $11,571,354
                                                                                        ===========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                    CNL INCOME FUND XVIII, LTD.


Dated:  May 1, 1997                 By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner